SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 23, 2003
(Date of earliest event reported)

CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3290 West Bayshore Road, Palo Alto, California 94303

(Address of principal executive offices, including zip code)

(650) 843-2800

(Registrant’s telephone number, including area code)

Item 5. Other Events.

     On April 23, 2003, Connetics Corporation announced the outcome of a Phase III clinical trial evaluating Extina™, an investigational new drug formulation of 2% ketoconazole in the Company’s proprietary foam delivery system, as a potential new treatment for seborrheic dermatitis.

     The four-week, double-blinded, active- and placebo-controlled trial included 619 patients at 25 centers. The trial was designed to demonstrate that Extina is not inferior to (has similar or better clinical efficacy than) Nizoral® (ketoconazole) 2% Cream as measured by the primary endpoint of Investigator’s Static Global Assessment (ISGA). ISGA for this trial was an overall assessment of the severity of seborrheic dermatitis with respect to the clinically relevant signs of the disease. The trial results demonstrated Extina was not inferior to Nizoral.

     A copy of the press release announcing this event is attached to this Report as Exhibit 99.1 and is incorporated into this report by this reference.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

99.1 Press Release dated April 23, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION

By:	/s/ John L. Higgins John L. Higgins Executive Vice President, Finance and Corporate Development and Chief Financial Officer
Date: April 25, 2003

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated April 23, 2003